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                     CONSENT OF INDEPENDENT ACCOUNTANTS

We consent to the incorporation by reference in the registration statement of Kimco Realty Corporation on Form S-3, of our report dated October 30, 1998 on our audit of the Combined Historical Summary of Revenues and Certain Operating Expenses of Certain Acquired Properties as of December 31, 1997, which report is included in this Current Report on Form 8-K.




                                                  PricewaterhouseCoopers LLP


New York, New York
December 3, 1998


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